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                                                             ARTHUR ANDERSEN LLP


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69439 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.


Hartford, Connecticut                                    /s/ Arthur Andersen LLP
July 10, 2000